UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation or organization)	Number)	No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
Senior Unsecured Bridge Loan Agreement
Investors Rights Agreement
Employment Agreement - Burt A. Adams
Press Release
Financial Statements
Pro Forma Financial Information

Item 1.01. Entry into a Material Definitive Agreement.
BRIDGE LOAN AGREEMENT
     General
          On December 18, 2006, Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”), as borrower, entered into a $300.0 million senior unsecured bridge loan agreement (the “Bridge Loan Agreement”) with Royal Bank of Canada, as administrative agent, RBC Capital Markets Corporation, as exclusive lead arranger and sole bookrunner, and the guarantors and institutional lenders named therein.
          On December 18, 2006, the Company incurred two loans under the Bridge Loan Agreement, consisting of (1) a Bridge A Loan in the aggregate principal amount of $225.0 million and (2) a Bridge B Loan in the aggregate principal amount of $75.0 million. The proceeds of the loans were used to finance the cash component of the purchase price for the Company’s acquisition of substantially all the assets of Oil & Gas Rental Services, Inc., a Louisiana corporation (“OGR”), and for general corporate purposes. The loans will mature on June 18, 2008.
     Interest
          Borrowings under the Bridge Loan Agreement bear interest under one of two rate options, selected by the Company, equal to either:
•	option 1: the greater of (a) the administrative agent’s base rate and (b) the federal funds rate plus one-half of one percent plus (1) in the case of a Bridge A Loan, 3.75% per annum, increasing to 4.75% per annum on December 18, 2007, and (2) in the case of a Bridge B Loan, 5.75% per annum, increasing to 6.75% per annum on December 18, 2007; or

•	option 2: the Adjusted LIBO Rate (as defined in the Bridge Loan Agreement) for the interest period plus (1) in the case of a Bridge A Loan, 4.75% per annum, increasing to 5.75% per annum on December 18, 2007, and (2) in the case of a Bridge B Loan, 6.75% per annum, increasing to 7.75% per annum on December 18, 2007.
          Regardless of which interest rate options the Company selects for the Bridge A Loan and the Bridge B Loan, the Bridge Loan Agreement provides that the interest rate shall never be less than (1) 9% per annum for the Bridge A Loan and (2) 11% per annum for the Bridge B Loan.
          On December 18, 2006, the Company selected option 1 for both the Bridge A Loan and the Bridge B Loan.
          Borrowings under the Bridge Loan Agreement may be prepaid prior to the maturity date without penalty.
     Covenants and Events of Default
          The Bridge Loan Agreement contains covenants customary for agreements of this type, including, but not limited to, limitations on the Company’s and certain of its subsidiaries ability to: (a) incur additional indebtedness or guarantees, (b) create liens or other encumbrances on its or their property, income or revenue, (c) enter into any sale and lease-back transactions, (d) make certain investments, loans or advances, (e) consolidate, merge or sell assets, (f) declare or make any restricted payments, (g) enter into transactions with its or their affiliates, (h) change the character of its or their business, (i) change its or their capital structure or modify or supplement other loan documents, (j) create or acquire a new subsidiary, (k) become a general partner in a limited partnership, (l) change its or their accounting, reporting practices and tax reporting treatment or fiscal year, and (m) make capital expenditures in excess of specified amounts. The covenants and provisions are subject to a number of important qualifications and exceptions.
          The Bridge Loan Agreement also includes customary representations, warranties and events of default, including, but not limited to, events of default relating to non-payment of principal, interest and fees, violation of covenants, inaccuracy of representations and warranties, default under related loan documents, default under hedging agreements, material and uncured judgments, bankruptcy or insolvency, certain reportable events under ERISA, any of the guarantees ceasing to be in full force and effect, related loan documents ceasing to be valid, change of control, and failure to comply with the terms of any subordination or intercreditor agreement. An event of default under the Bridge Loan Agreement will permit the lenders to accelerate the maturity of the outstanding indebtedness under the Bridge Loan Agreement.
     Guarantees
          The Company’s domestic subsidiaries are required to guarantee the Company’s obligations under the Bridge Loan Agreement.
INVESTOR RIGHTS AGREEMENT
          On December 18, 2006, in accordance with (and in connection with the consummation of the transactions contemplated by) the Asset Purchase Agreement dated as of October 25, 2006 (the “Asset Purchase Agreement”) by and between the Company and OGR, the Company entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with OGR. Pursuant to the Investor Rights Agreement, the Company agreed to:
•	grant OGR the right to designate one nominee for election to the Company’s board of directors (the “Board”),

•	support the nomination of the nominee designated by OGR,

•	use its best efforts to cause the Board (and the Company’s nominating committee, if any) to recommend the inclusion of such person in the slate of nominees recommended to stockholders for election as directors at each annual meeting of stockholders of the Company, and

•	one year after the closing of the Asset Purchase Agreement, file with the Securities and Exchange Commission (the “SEC”) a registration statement on appropriate form relating to the registration of the offer and sale by OGR of an aggregate of 3,200,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issued to OGR pursuant to the Asset Purchase Agreement.
          In addition, the Company granted OGR “piggyback” registration rights to include such shares in the first two registered offerings of Common Stock by the Company that occur at least one year after the closing date of the Asset Purchase Agreement (other than certain specifically excluded registrations).
EMPLOYMENT AGREEMENT
          On December 18, 2006, in accordance with (and in connection with the consummation of the transactions contemplated by) the Asset Purchase Agreement, the Company entered into an employment agreement with Burt A. Adams (the “Employment Agreement”) pursuant to which Mr. Adams will act as Vice Chairman of the Company. The Employment Agreement is for an initial term of three years. Under the terms of the Employment Agreement, Mr. Adams will receive an annual base salary of $350,000 subject to annual review and potentially an increase by the Board. In addition, Mr. Adams may receive an annual discretionary bonus in an amount equal to up to 50% of his base salary. If Mr. Adams’ employment is terminated for any reason other than “cause” (as defined in his Employment Agreement), then he is entitled to receive his then-current salary for a period equal to the greater of six months or the then-remaining employment term, vested benefits under any employee benefit and any other benefits earned and accrued or unreimbursed expenses incurred as of the date of termination.
          Copies of the Bridge Loan Agreement, the Investor Rights Agreement and the Employment Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference into this Item 1.01. The foregoing descriptions of the Bridge Loan Agreement, Investor Rights Agreement and Employment Agreement are qualified in their entireties by reference to the full text of such agreements.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          On December 18, 2006, the Company completed its acquisition of substantially all of the assets of OGR, pursuant to the Asset Purchase Agreement, as more fully described in the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2006 (the “October 26 8-K”). The information included in, or incorporated by reference into, Items 1.01 and 8.01 of the October 26 8-K (including without limitation Exhibit 99.1 thereto) is incorporated by reference into this Item 2.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          The information set forth in Item 1.01 of this report under the caption “Bridge Loan Agreement” is hereby incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities
          The information set forth in, and incorporated by reference into, Item 2.01 of this report is hereby incorporated by reference into this Item 3.02.
          On December 18, 2006, in accordance with (and in connection with the consummation of the transactions contemplated by) the Asset Purchase Agreement, the Company issued an aggregate of 3,200,000 shares of Common Stock to OGR as the stock component of the purchase price for the Company’s acquisition of substantially all of OGR’s assets. The issuance of the Shares to OGR was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act, which did not involve a public offering. The issuance did not involve any general solicitation or general advertising. OGR is an accredited investor, as defined by Rule 501 of Regulation D under the Securities Act.
          In addition, on November 7, 2006, Wells Fargo Energy Capital, Inc. (“Wells Fargo”) exercised a warrant to purchase 67,000 shares of Common Stock of the Company at an exercise price of $5.00 per share. The Company received gross proceeds of $335,000 from this transaction. The issuance of the shares to Wells Fargo was exempt from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act, which did not involve a public offering.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Pursuant to the Asset Purchase Agreement described in Item 2.01 of this report, and pursuant to its rights as set forth in the Investor Rights Agreement described in Item 1.01 of this report, on December 18, 2006, OGR designated Burt A. Adams as a nominee to the Board. In accordance with the provisions of the Investor Rights Agreement, the Board appointed Mr. Adams to the Board, effective as of December 18, 2006. In addition, on December 18, 2006, Mr. Adams was appointed as Vice Chairman of the Company.
          Mr. Adams is 45 years old. Mr. Adams pursued his undergraduate education from Tulane University graduating in 1983 with a Bachelors of Science degree in Civil Engineering. Upon obtaining his Masters degree in Business Administration at Harvard University, Mr. Adams worked for Hydril Company in Houston, Texas from 1988 to 1996. He has served as President and Chief Executive Officer of Oil & Gas Rental Services, Inc. from 1996 through 2006. He also serves as Chairman of Offshore Energy Center, Ocean Star Museum, located in Galveston, Texas and is on the Executive Committee of National Ocean Industries Association (NOIA). In April 2006, Mr. Adams was appointed a director of ATP Oil & Gas Corporation.
          Mr. Adams individually owns approximately 9.0% of the outstanding shares of the capital stock of OGR. Members of Mr. Adams’ immediate family beneficially own an additional 31.8% of the outstanding shares of the OGR’s capital stock.
          On December 15, 2006, the Board increased the number of seats comprising the entire Board positions to eleven in order to add an additional independent director. Following the appointment of Burt A. Adams to the Board, the Company has five independent and five non-independent directors. Pursuant to the corporate governance rules of the American Stock Exchange, at least a majority of the directors on the Board must satisfy the impendence rules as set forth by the American Stock Exchange. The nominating committee of the Board is currently evaluating appropriate candidates to fill the newly created independent director position, and the Board will fill such position upon such nomination.
          The information set forth in Item 1.01 of this report under the captions “Investor Rights Agreement” and “Employment Agreement” is hereby incorporated be reference into this Item 5.02. The information set forth in, or incorporated by reference into, Item 2.01 of this report is hereby incorporated by reference into this Item 5.02.
Item 7.01. Regulation FD Disclosure.
          On December 18, 2006, the Company issued a press release announcing the closing of the Asset Purchase Agreement described in Item 2.01 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The financial statements of OGR for the periods specified in Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.2.
(b) Pro Form Financial Information.
The unaudited pro forma consolidated condensed financial statements of the Company required by Article 11 of Regulation S-X are attached hereto as Exhibit 99.3, and are not necessarily indicative of the results that actually would have been attained if our acquisition of OGR had been completed on the dates indicated, or indicative of the results that may be attained in the future. Such statements should be read in conjunction with the historical financial statements of the Company and OGR.
(d) Exhibits.

Exhibit Number	Description
10.1	Senior Unsecured Bridge Loan Agreement, dated December 18, 2006, by and among the Company, Royal Bank of Canada, as administrative agent, RBC Capital Markets Corporation, as exclusive lead arranger and sole bookrunner, and the guarantors and institutional lenders named thereto.

10.2	Investors Rights Agreement, dated December 18, 2006, by and between the Company and OGR.

10.3	Employment Agreement, dated December 18, 2006, by and between the Company and Burt A. Adams.

99.1	Press Release, dated December 18, 2006.

99.2	Financial Statements of OGR.

99.3	Pro Forma Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: December 18, 2006	By:	/s/ Theodore F. Pound III
Theodore F. Pound III
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Senior Unsecured Bridge Loan Agreement, dated December 18, 2006, by and among the Company, Royal Bank of Canada, as administrative agent, RBC Capital Markets Corporation, as exclusive lead arranger and sole bookrunner, and the guarantors and institutional lenders named thereto.

10.2	Investors Rights Agreement, dated December 18, 2006, by and between the Company and OGR.

10.3	Employment Agreement, dated December 18, 2006, by and between the Company and Burt A. Adams.

99.1	Press Release, dated December 18, 2006.

99.2	Financial Statements of OGR.

99.3	Pro Forma Financial Information.